UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 22, 2006


                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., on behalf of the RAMP Series 2006-RZ4 Trust
           (Exact name of issuing entity as specified in its charter)

           Delaware                   333-131211-10              51-0362653
 (State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)

    8400 Normandale Lake Boulevard, Suite 250
              Minneapolis, Minnesota                                55437
     (Address of principal executive office)                      (Zip Code)

                                 (952) 857-7000
              (Registrant's telephone number, including area code )


                                       N/A
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.  Other Events.

        On or about September 25, 2006, Residential Asset Mortgage Products, Inc., as depositor for the RAMP Series 2006-RZ4 Trust (the "Trust") will issue Mortgage Asset-Backed Pass-Through Certificates, Series 2006-RZ4, including the following publicly-offered classes: Class A-1, Class A-1A, Class A-1B, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 (the "Certificates").

        Copies of the opinions of Orrick, Herrington & Sutcliffe LLP with respect to legality of the Certificates and with respect to certain federal tax matters, together with related consents of Orrick, Herrington & Sutcliffe LLP to the incorporation by reference of such opinions as exhibits to the Registration Statement, are filed as Exhibits to this Report.


Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

               (a) Not applicable

               (b) Not applicable

               (c) Exhibits: The following are filed as Exhibits to this Report:


Exhibit
Number

5.1  Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality.

8.1 Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.

23.1 Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as
     Exhibit 5.1).

23.2 Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as
     Exhibit 8.1).

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.



                                   By:  /s/Joseph Orning
                                       Name: Joseph Orning
                                       Title: Vice President




Dated:  September 22, 2006

EXHIBIT 5.1

Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality.

EXHIBIT 8.1

Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.

EXHIBIT 23.1

Consent of Orrick,  Herrington & Sutcliffe  LLP  (included  in opinion  filed as
Exhibit 5.1).

EXHIBIT 23.2

Consent of Orrick,  Herrington & Sutcliffe  LLP  (included  in opinion  filed as
Exhibit 8.1).